UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2010

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of

incorporation)

001-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET HAMILTON HM 12, BERMUDA
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01—Other Events

The purpose of this Current Report on Form 8-K of Orient-Express Hotels Ltd. (the “Company”) is to present the following consolidated statement of operations and balance sheet data as of December 31, 2008, 2007 and 2006, and for the years then ended, and as of September 30, 2009, and for the nine months then ended, as adjusted to reflect the reclassification to discontinued operations of four properties of the Company (Lapa Palace hotel, Windsor Court Hotel, La Cabana restaurant and Lilianfels Blue Mountains hotel) and the disposal of two of those properties (Lapa Palace hotel and Windsor Court Hotel) based on activities of the Company during 2009.  The revised information reflects the following:

•                  On June 2, 2009, the Company sold its shares in the owning company of the Lapa Palace hotel in Lisbon, Portugal for a cash consideration of $41,983,000, of which $26,287,000 was received in cash on the date of sale and the remaining $15,696,000 has been deferred until 2010 and is secured by a Portuguese bank guarantee. The disposal resulted in a gain on sale of $5,006,000.

•                  During the second quarter of 2009, the Company decided to sell Windsor Court Hotel in New Orleans, Louisiana and entered into a sale agreement in July 2009. The sale was completed in October 2009 at a price of $44,250,000 received in cash.  The disposal resulted in a loss on sale of $855,000.

•                  During the third quarter of 2009, the Company decided to sell or close La Cabana restaurant in Buenos Aires, Argentina. In December 2009, the Company contracted to sell the property for completion in March 2010 at a cash price of $2,700,000.

•                  In December 2009, the Company entered into a sale and purchase agreement to sell Lilianfels Blue Mountains hotel in Katoomba, New South Wales, Australia. The price is A$21,000,000 (approximately $19,300,000) payable in cash and the sale is expected to close in January 2010.  The hotel will be reported as a discontinued operation in the fourth quarter 2009.

In accordance with U.S. generally acceptable accounting principles, the results of these four properties were presented in the Company’s continuing operations for all fiscal years included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008. None of these transactions met the Securities and Exchange Commission’s pro-forma reporting requirements for individually significant dispositions of a business.  In accordance with the accounting pronouncement regarding the impairment or disposal of long-lived assets, the Company reported the results of Lapa Palace hotel and Windsor Court Hotel as discontinued operations in its Quarterly Report on Form 10-Q for the quarter and year-to-date periods ended June 30, 2009, and reported the results of Lapa Palace hotel, Windsor Court Hotel and La Cabana restaurant as discontinued operations in its Quarterly Report on Form 10-Q for the quarter and year-to-date periods ended September 30, 2009. The Company will report the results of Lilianfels Blue Mountains hotel as discontinued operations in its Annual Report on Form 10-K for the year-to-date periods ended December 31, 2009.  The Company has also elected to reclassify results of operations from properties disposed of or held for sale as discontinued operations for the three prior fiscal years and for the first nine months of 2009. Accordingly, the information included in this Current Report reflects the reclassification of the results of these four properties as discontinued operations for the fiscal years ended December 31, 2008, 2007 and 2006 and the nine months ended September 30, 2009.

Investors should read the information contained in this Current Report together with the other information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2009 and September 30, 2009, and other information filed with, or furnished to, the Commission after March 2, 2009, the date of filing the 2008 Form 10-K.

Summary Consolidated Financial Data Adjusted for the Effect of Discontinued Operations for the Years Ended December 31, 2008, 2007 and 2006

The consolidated statement of operations and balance sheet data presented in the As Reported columns of the following tables as of December 31, 2008, 2007 and 2006, and for the years then ended, are derived from the audited consolidated financial statements of the Company, which have been audited by Deloitte LLP, an independent registered public accounting firm. The data presented in the As Adjusted columns of the following tables show the retrospective adjustments arising from the presentation of Lapa Palace hotel, Windsor Court Hotel, La Cabana restaurant and Lilianfels Blue Mountains hotel as discontinued operations in 2009.   The adjustments and adjusted results presented are unaudited. The Company has determined that the retrospective application of the discontinued operations does not constitute a fundamental change to the audited consolidated financial statements as previously reported.

Orient-Express Hotels Ltd. and Subsidiaries

Year ended December 31, 2008

	Year ended December 31, 2008
	As Reported	Adjustments (unaudited)	As Adjusted (unaudited)
	(Dollars in millions except per share data)

Consolidated statement of operations data:
Revenue	550.7	47.9	502.8
Expenses:
Depreciation and amortization	(39.0)	(4.2)	(34.8)
Operating	(263.6)	(27.5)	(236.1)
Selling, general and administrative	(192.3)	(18.0)	(174.3)
Impairment of goodwill and fixed assets	(9.7)	(3.6)	(6.1)
Earnings from operations	46.1	(5.4)	51.5
Impairment of investment in unconsolidated subsidiary	(23.0)	—	(23.0)
Earnings (losses) from operations before net finance costs	23.1	(5.4)	28.5
Net finance costs	(45.7)	(3.6)	(42.1)
Losses before income taxes	(22.6)	(9.0)	(13.6)
Provision for income taxes	(0.8)	1.4	(2.2)
Earnings from unconsolidated companies, net of tax	16.8	—	16.8
(Losses) earnings from continuing operations	(6.6)	(7.6)	1.0
Discontinued operations	(19.9)	7.6	(27.5)
Net losses	(26.5)	—	(26.5)

Consolidated net earnings per share from continuing operations:
Net earnings (losses) per class A and class B share, basic	$(0.15)	$(0.18)	$0.03
Net earnings (losses) per class A and class B share, diluted	$(0.15)	$(0.18)	$0.03
Number of shares used in computing basic earnings per share (in millions)	43.443	—	43.443
Number of shares used in computing diluted earnings per share (in millions)	43.443	—	43.443

Consolidated balance sheet data (at end of period):
Cash and cash equivalents	65.8	1.6	64.2
Property, plant and equipment, net of accumulated depreciation	1,464.1	134.1	1,330.0
Assets of discontinued operations held for sale	36.0	(145.0)	181.0
Total assets	2,069.1	—	2,069.1
Liabilities of discontinued operations held for sale	4.8	(81.9)	86.7
Long-term debt (including current portion)	860.1	68.3	791.8
Total liabilities	1,285.0	—	1,285.0
Total shareholders’ equity	782.6	—	782.6

Other consolidated financial data:
Total Segment EBITDA(1)	85.9	1.2	87.1

Orient-Express Hotels Ltd. and Subsidiaries

Year ended December 31, 2007

	Year ended December 31, 2007
	As Reported	Adjustments (unaudited)	As Adjusted (unaudited)
	(Dollars in millions except per share data)

Consolidated statement of operations data:
Revenue	578.4	49.5	528.9
Expenses:
Depreciation and amortization	(38.9)	(4.3)	(34.6)
Operating	(278.8)	(27.0)	(251.8)
Selling, general and administrative	(169.0)	(16.7)	(152.3)
Gain on disposal of fixed assets	2.3	—	2.3
Earnings from operations before net finance costs	94.0	1.5	92.5
Net finance costs	(44.5)	(4.3)	(40.2)
Earnings (losses) before income taxes	49.5	(2.8)	52.3
Provision for income taxes	(15.6)	(0.9)	(14.7)
Earnings from unconsolidated companies, net of tax	16.4	—	16.4
Earnings (losses) from continuing operations	50.3	(3.7)	54.0
Discontinued operations	(16.6)	3.7	(20.3)
Net earnings	33.7	—	33.7

Consolidated net earnings per share from continuing operations:
Net earnings (losses) per class A and class B share, basic	$1.19	$(0.09)	$1.28
Net earnings (losses) per class A and class B share, diluted	$1.19	$(0.09)	$1.28
Number of shares used in computing basic earnings per share (in millions)	42.390	—	42.390
Number of shares used in computing diluted earnings per share (in millions)	42.574	—	42.574

Consolidated balance sheet data (at end of period):
Cash and cash equivalents	90.6	4.0	86.6
Property, plant and equipment, net of accumulated depreciation	1,274.0	143.9	1,130.1
Assets of discontinued operations held for sale	54.4	(162.0)	216.4
Total assets	1,988.4	—	1,988.4
Liabilities of discontinued operations held for sale	5.6	(87.9)	93.5
Long-term debt (including current portion)	786.4	70.7	715.7
Total liabilities	1,138.1	—	1,138.1
Total shareholders’ equity	848.5	—	848.5

Other consolidated financial data:
Total Segment EBITDA(1)	154.1	(5.7)	148.4

Orient-Express Hotels Ltd. and Subsidiaries

Year ended December 31, 2006

	Year ended December 31, 2006
	As Reported	Adjustments (unaudited)	As Adjusted (unaudited)
	(Dollars in millions except per share data)

Consolidated statement of operations data:
Revenue	479.4	48.1	431.3
Expenses:
Depreciation and amortization	(34.5)	(4.1)	(30.4)
Operating	(226.4)	(23.2)	(203.2)
Selling, general and administrative	(140.6)	(15.9)	(124.7)
Earnings from operations	77.9	4.9	73.0
Gain on sale of investment	6.6	—	6.6
Earnings from operations before net finance costs	84.5	4.9	79.6
Net finance costs	(49.0)	(4.9)	(44.1)
Earnings before income taxes	35.5	—	35.5
Provision for income taxes	(10.8)	1.1	(11.9)
Earnings from unconsolidated companies, net of tax	12.0	—	12.0
Earnings from continuing operations	36.7	1.1	35.6
Discontinued operations	3.1	(1.1)	4.2
Net earnings	39.8	—	39.8

Consolidated net earnings per share from continuing operations:
Net earnings per class A and class B share, basic	$0.90	$0.03	$0.87
Net earnings per class A and class B share, diluted	$0.89	$0.03	$0.86
Number of shares used in computing basic earnings per share (in millions)	40.692	—	40.692
Number of shares used in computing diluted earnings per share (in millions)	40.960	—	40.960

Consolidated balance sheet data (at end of period):
Cash and cash equivalents	77.9	1.6	76.3
Property, plant and equipment, net of accumulated depreciation	1,134.8	135.7	999.1
Assets of discontinued operations held for sale	60.9	(151.8)	212.7
Total assets	1,751.7	—	1,751.7
Liabilities of discontinued operations held for sale	4.4	(87.2)	91.6
Long-term debt (including current portion)	669.7	72.9	596.8
Total liabilities	942.8	—	942.8
Total shareholders’ equity	807.0	—	807.0

Other consolidated financial data:
Total Segment EBITDA(1)	136.7	(9.0)	127.7

(1)                                “Total Segment EBITDA” is segments earnings from continuing operations before interest, foreign currency, tax (including tax on earnings from unconsolidated companies), depreciation and amortization. Management evaluates the operating performance of the Company’s segments on this basis and believes that Segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because Segment EBITDA is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is a financial measure commonly used in the Company’s industry. However, the Company’s Segment EBITDA may not be comparable in all instances to EBITDA as disclosed by other companies.

Investors should not consider Segment EBITDA as an alternative to earnings from operations or net earnings (as determined in accordance with generally accepted accounting principles) as a measure of the Company’s operating performance, or as an alternative to net cash provided by operating, investing and financing activities (as determined in accordance with generally accepted accounting principles) as a measure of the Company’s ability to meet cash needs.

Adjusted Total Segment EBITDA is reconciled to adjusted earnings from continuing operations for the years ended December 31, 2006, 2007 and 2008 as follows:

	Year ended December 31,
	2006	2007	2008
	(Dollars in millions)

Adjusted Total Segment EBITDA	127.7	148.4	87.1
Deduct:
Depreciation and amortization	30.4	34.6	34.8
Net finance costs	44.1	40.2	42.1
Provision for income taxes (2)	17.6	19.6	9.2
Adjusted earnings from continuing operations	35.6	54.0	1.0

(2)                                Includes provision for income taxes on earnings from unconsolidated companies.

Summary Consolidated Financial Data Adjusted for the Effect of Discontinued Operations for the Nine Months Ended September 30, 2009

The consolidated statement of operations and balance sheet data presented in the As Reported column of the following table for the nine months ended September 30, 2009, and for the period then ended, have been derived from the unaudited consolidated financial statements of the Company which, in the opinion of management, have been prepared on the same basis as the audited financial statements and reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of our financial position and results of operations for the period. The data in the As Reported column of the following table reflect the classification of Lapa Palace hotel, Windsor Court Hotel and La Cabana restaurant as discontinued operations. The data presented in the As Adjusted column of the following table show the retrospective adjustments arising from the presentation of Lilianfels Blue Mountains hotel as a discontinued operation as of September 30, 2009. The adjustments and adjusted results presented are unaudited. The Company has determined that the retrospective application of the discontinued operations does not constitute a fundamental change to the audited consolidated financial statements as previously reported.

Orient-Express Hotels Ltd. and Subsidiaries

Nine months ended September 30, 2009

	Nine months ended September 30, 2009
	As Reported	Adjustments (unaudited)	As Adjusted (unaudited)
	(Dollars in millions except per share data)

Consolidated statement of operations data:
Revenue	352.4	6.7	345.7
Expenses:
Depreciation and amortization	(30.0)	(0.4)	(29.6)
Operating	(174.9)	(4.3)	(170.6)
Selling, general and administrative	(120.4)	(1.8)	(118.6)
Impairment of goodwill and fixed assets	(16.8)	(9.8)	(7.0)
Earnings from operations before net finance costs	10.3	(9.6)	19.9
Net finance costs	(24.1)	—	(24.1)
Losses before income taxes	(13.8)	(9.6)	(4.2)
Provision for income taxes	(8.3)	2.9	(11.2)
Earnings from unconsolidated companies, net of tax	4.6	—	4.6
Losses from continuing operations	(17.5)	(6.7)	(10.8)
Discontinued operations	(34.5)	6.7	(41.2)
Net losses	(52.0)	—	(52.0)

Consolidated net earnings per share from continuing operations:
Net losses per class A and class B share, basic	$(0.27)	$(0.10)	$(0.17)
Net losses per class A and class B share, diluted	$(0.27)	$(0.10)	$(0.17)
Number of shares used in computing basic earnings per share (in millions)	65.082	—	65.082
Number of shares used in computing diluted earnings per share (in millions)	65.082	—	65.082

Consolidated balance sheet data (at end of period):
Cash and cash equivalents	114.9	0.1	114.8
Property, plant and equipment, net of accumulated depreciation	1,432.0	27.9	1,404.1
Assets of discontinued operations held for sale	75.0	(28.8)	103.8
Total assets	2,173.6	—	2,173.6
Liabilities of discontinued operations held for sale	42.8	(9.7)	52.5
Long-term debt (including current portion)	830.1	6.5	823.6
Total liabilities	1,279.0	—	1,279.0
Total shareholders’ equity	894.6	—	894.6

Other consolidated financial data:
Total Segment EBITDA(3)	46.6	9.3	55.9

(3)	Adjusted Total Segment EBITDA is reconciled to adjusted losses from continuing operations for the nine months ended September 30, 2009 as follows:

Nine months ended September 30, 2009
(Dollars in millions)
Adjusted Total Segment EBITDA	55.9
Deduct:
Depreciation and amortization	29.6
Net finance costs	24.1
Provision for income taxes (4)	13.0
Adjusted losses from continuing operations	(10.8)

(4)	Includes provision for income taxes on earnings from unconsolidated companies.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

By:	/s/ Martin O’Grady
Name: Martin O’Grady
	Title:	Vice President – Finance
and Chief Financial Officer

Date: January 11, 2010